Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      The following statement is provided by the undersigned to accompany the Annual Report on Form 10-KSB for the period ended December 31, 2002 of American International Assets, Inc. pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) and shall not be deemed filed pursuant to any provision of the Exchange Act of 1934 or any other securities law.

      The undersigned certifies that the foregoing Report on Form 10-KSB fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and that the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of American International Assets, Inc.

/s/ Nicholas Hsu
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Nicholas Hsu
Chairman and Chief Executive Officer
Date: February 14, 2003